                                                                    EXHIBIT 10.9

--------------------------------------------------------------------------------


                               WARRANT AGREEMENT



                                    between



                            ALLEGIANCE TELECOM, INC.



                                      and



                              THE BANK OF NEW YORK





                          Dated as of February 3, 1998

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                                                                      PAGE
                                                        ARTICLE I

                                                   CERTAIN DEFINITIONS


                                                        ARTICLE II

                                                ORIGINAL ISSUE OF WARRANTS

       Section 2.1.  Form of Warrant Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
       Section 2.2.  Restrictive Legends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
       Section 2.3.  Execution and Delivery of Warrant Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  11
       Section 2.4.  Certificated Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11


                                                       ARTICLE III

                                   EXERCISE PRICE, EXERCISE AND REPURCHASE OF WARRANTS

       Section 3.1.  Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
       Section 3.2.  Exercise; Restrictions on Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
       Section 3.3.  Method of Exercise; Payment of Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . .  12
       Section 3.4.  Repurchase Offers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14


                                                        ARTICLE IV

                                                       ADJUSTMENTS

       Section 4.1.  Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
       Section 4.2.  Notice of Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
       Section 4.3.  Statement on Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
       Section 4.4.  Notice of Consolidation, Merger, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
       Section 4.5.  Fractional Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

                                                        ARTICLE V

                                                DECREASE IN EXERCISE PRICE

                                                        ARTICLE VI

                                                    LOSS OR MUTILATION


                                                       ARTICLE VII

                                              RESERVATION AND AUTHORIZATION
                                                     OF COMMON SHARES


                                                       ARTICLE VIII

                                     WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

       Section 8.1.  Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
       Section 8.2.  Book-Entry Provisions for the Global Warrants  . . . . . . . . . . . . . . . . . . . . . . . . .  29
       Section 8.3.  Special Transfer Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
       Section 8.4.  Surrender of Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                                                        ARTICLE IX

                                                     WARRANT HOLDERS

       Section 9.1.  Warrant Holder Deemed Not a Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
       Section 9.2.  Right of Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                                                        ARTICLE X
                                                         REMEDIES

       Section 10.1.  Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
       Section 10.2.  Payment Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
       Section 10.3.  Remedies; No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

                                                        ARTICLE XI

                                                    THE WARRANT AGENT

       Section 11.1.  Duties and Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
       Section 11.2.  Right to Consult Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
       Section 11.3.  Compensation; Indemnification 38

       Section 11.4.  No Restrictions on Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
       Section 11.5.  Discharge or Removal; Replacement Warrant Agent . . . . . . . . . . . . . . . . . . . . . . . .  38
       Section 11.6.  Successor Warrant Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                       ARTICLE XII

                                                      MISCELLANEOUS

       Section 12.1.  Monies Deposited with the Warrant Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
       Section 12.2.  Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
       Section 12.3.  No Merger, Consolidation or Sale of Assets of the Company . . . . . . . . . . . . . . . . . . .  41
       Section 12.4.  Reports to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       Section 12.5.  Notices; Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       Section 12.6.  Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
       Section 12.7.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
       Section 12.8.  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
       Section 12.9.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
       Section 12.10.  Common Shares Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
       Section 12.11.  Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
       Section 12.12.  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
       Section 12.13.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

EXHIBIT A      FORM OF WARRANT CERTIFICATE

EXHIBIT B      FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
               TRANSFERS PURSUANT TO REGULATION S

EXHIBIT C-1    FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFEROR IN CONNECTION
               WITH TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

EXHIBIT C-2    FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFEREES IN CONNECTION
               WITH TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

EXHIBIT D      FORM OF CERTIFICATE

APPENDIX A     LIST OF FINANCIAL EXPERTS

                               WARRANT AGREEMENT

                 WARRANT AGREEMENT, dated as of February 3, 1998 (this "Agreement"), between ALLEGIANCE TELECOM, INC., a Delaware corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation (the "Warrant Agent").

                              W I T N E S S E T H:

                 WHEREAS, pursuant to the terms of a Purchase Agreement dated January 29, 1998 (the "Purchase Agreement"), among the Company and Morgan Stanley & Co. Incorporated, Salomon Brothers Inc, Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation as initial purchasers (the "Initial Purchasers"), the Company has agreed to issue and sell to the Initial Purchasers an aggregate of 445,000 warrants (each, a "Warrant" and collectively, the "Warrants"), each Warrant initially entitling the holder thereof to purchase .0034224719 shares of Common Stock (as defined below) of the Company at an exercise price of $.01 per Common Share (as defined below) as part of 445,000 units (the "Units"), each Unit consisting of one 11 3/4% Senior Discount Note due 2008 of the Company (each a "Note" and collectively, the "Notes") to be issued pursuant to the provisions of an Indenture, dated as of the date hereof, between the Company and The Bank of New York, as trustee (the "Indenture"), and one Warrant;

                 WHEREAS, the Notes and the Warrants included in each Unit will become separately transferable at the close of business upon the earliest to occur of (i) the date that is six months after the Closing Date (as defined below), (ii) the commencement of an exchange offer with respect to the Notes undertaken pursuant to the Notes Registration Rights Agreement (as defined below) and (iii) the effectiveness of a shelf registration statement with respect to resales of the Notes (the "Separation Date"); and

                 WHEREAS, the Company desires to engage the Warrant Agent to act on the Company's behalf, and the Warrant Agent desires to act on behalf of the Company, in connection with the issuance of the Warrant Certificates (as defined below) and the other matters as provided herein, including, without limitation, for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders thereof (together with the holders of shares of Common Stock (or other securities) received upon exercise thereof, the "Holders").

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein and in the Purchase Agreement, the Company and the Warrant Agent hereby agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                 "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent Members" has the meaning specified in Section 8.2 hereof.

                 "Auditors" means, at any time, the independent auditors of the Company at such time.

                 "Beneficial Investors" means industry experts or other individuals whose affiliation with the Company should, in the good faith judgment of the Board, provide the Company with a strategic advantage.

                 "Board" means the board of directors of the Company from time to time.

                 "Business Day" means a day except a Saturday, Sunday or other day on which commercial banks in The City of New York, or in the city of the corporate trust office of the Warrant Agent, are authorized by law to close.

                 "Cedel Bank" means Cedel Bank, societe anonyme.

                 "Certificated Warrants" has the meaning specified in Section
2.1 hereof.

                 "Certificate for Surrender" means the form on the reverse side of the Warrant Certificate substantially in the form of Exhibit A hereto.

                 "Closing Date" means the date hereof.

                 "Commission" means the United States Securities and Exchange Commission.

                 "Common Shares" means the shares of the Common Stock of the Company.

                 "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

                 "Company" has the meaning specified in the preamble to this Agreement.

                 "Current Market Value" has the meaning specified in Section 4.1(f) hereof.

                 "Default" has the meaning specified in Section 10.1 hereof.

                 "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                 "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

                 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                 "Exercise Price" has the meaning specified in Section 3.1 hereof.

                 "Expiration Date" means February 3, 2008.

                 "Final Surrender Time" has the meaning specified in Section
3.4 hereof.

                 "Financial Expert" means one of the Persons listed in Appendix A hereto.

                 "Global Warrants" has the meaning specified in Section 2.1 hereof.

                 "Holders" has the meaning specified in the recitals to this Agreement.

                 "IAI Certificated Warrants" has the meaning specified in
Section 2.1 hereof.

                 "Indenture" has the meaning specified in the recitals to this Agreement.

                 "Independent Financial Expert" means a Financial Expert that does not (and whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries or affiliates, which has not been for at least five years and, at the time that it is called upon to give independent financial advice to the Company, is not (and none of its directors, executive officers or 5% stockholders is) a promoter, director or officer of the Company or any of its subsidiaries or Affiliates.

                 "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1),
(2), (3) or (7) of Regulation D under the Securities Act.

                 "Legended Regulation S Global Warrant" has the meaning specified in Section 2.1 hereof.

                 "Non-U.S. Person" means a person who is not a U.S. person as defined in Rule 902 of Regulation S.

                 "Notes" has the meaning specified in the recitals to this Agreement.

                 "Notes Registration Rights Agreement" means the Notes Registration Rights Agreement with respect to the Notes dated January 29, 1998 between the Company and the Initial Purchasers.

                 "Notice Date" has the meaning specified in Section 3.4(b) hereof.

                 "Officer" means, with respect to the Company, (i) the Chairman of the Board, any other Director, the Chief Executive Officer, the Chief Financial Officer, the President, or any Vice President or (ii) the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary.

                 "Officers' Certificate" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof; provided, however, that any such certificate may be signed by any two of the Officers listed in clause (i) of the definition thereof in lieu of being signed by one Officer listed in clause
(i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof.

                 "Offshore Certificated Warrants" has the meaning specified in
Section 2.1 hereof.

                 "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company.

                 "Person" means an individual, general partnership, limited partnership, corporation, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "Private Placement Legend" means the legend set forth on the Warrant Certificates in the form set forth in Section 2.2(a) hereof.

                 "Purchase Agreement" has the meaning specified in the recitals to this Agreement.

                 "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                 "Regulation S" means Regulation S under the Securities Act.

                 "Regulation S Global Warrant" has the meaning specified in
Section 2.1 hereof.

                 "Relevant Value" has the meaning specified in Section 3.4(d) hereof.

                 "Repurchase Event" means, and shall be deemed to occur on, any date when the Company (i) consolidates with or merges into or with another person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock), if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another person, if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act; provided that, in each case, a "Repurchase Event" shall not be deemed to have occurred if the consideration for such transaction consists solely of cash.

                 "Repurchase Notice" has the meaning specified in Section 3.4(a) hereof.

                 "Repurchase Obligation" has the meaning specified in Section
10.2 hereof.

                 "Repurchase Offer" means the Company's offer to repurchase the Warrants in accordance with Section 3.4 hereof.

                 "Repurchase Price" has the meaning specified in Section 3.4(d) hereof.

                 "Restricted Certificated Warrants" has the meaning specified in Section 2.1 hereof.

                 "Restricted Global Warrant" has the meaning specified in
Section 2.1 hereof.

                 "Right" has the meaning specified in Section 4.1(c) hereof.

                 "Rule 144A" means Rule 144A under the Securities Act.

                 "Securities Act" means the United States Securities Act of 1933, as amended.

                 "Separation Date" has the meaning specified in the recitals to this Agreement.

                 "Spread" means, with respect to any Warrant, the Current Market Value of the Common Shares subject to such Warrant, less the Exercise Price of such Warrant, in each case as adjusted as provided herein.

                 "Subscription Form" means the form on the reverse side of the Warrant Certificate substantially in the form of Exhibit A hereto.

                 "Underlying Securities" shall mean the Common Shares (or other securities) issuable upon exercise of the Warrants.

                 "Units" has the meaning specified in the recitals to this Agreement.

                 "U.S. Certificated Warrants" has the meaning specified in
Section 2.1 hereof.

                 "Unlegended Regulation S Global Warrant" has the meaning specified in Section 2.1 hereof.

                 "Valuation Date" means the date five Business Days prior to the Notice Date.

                 "Value Certificate" has the meaning specified in Section 3.4 hereof.

                 "Value Report" has the meaning specified in Section 4.1(k) hereof.

                 "Warrant" has the meaning specified in the recitals to this Agreement.

                 "Warrant Agent" has the meaning specified in the preamble to this Agreement until a successor Warrant Agent replaces it in accordance with the provisions of Section 11.5 and thereafter means such successor.

                 "Warrant Certificates" has the meaning specified in Section
2.1 hereof.

                 "Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement, dated January 29, 1998, between the Company and the Initial Purchasers.

                 "Warrant Registration Statement" has the meaning specified in
Section 3 of the Warrant Registration Rights Agreement.

                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

                 Section 2.1. Form of Warrant Certificates. Certificates representing the Warrants (the "Warrant Certificates") shall be substantially in the form attached hereto as Exhibit A, shall be dated the date on which such Warrant Certificates are countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

                 Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (collectively, the "Restricted Global Warrant"), deposited with the Warrant Agent, as custodian for, and registered in the name of the nominee for, the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the Restricted Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, or its nominee, as provided in
Section 2.4 and Section 8.3 hereof.

                 Warrants offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Legended Regulation S Global Warrant"), deposited with the Warrant Agent, as custodian for, and registered in the name of, the Depositary or its nominee for the accounts of Euroclear and Cedel Bank, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. Prior to the date one year from the Closing Date, beneficial interests in the Legended Regulation S Global Warrant may be only held through Euroclear and Cedel Bank. At any time on or after the date one year from the Closing Date, upon receipt by the Warrant Agent and the Company of a certificate substantially in the form of Exhibit D hereto, one or more global Warrant Certificates in registered form substantially in the form set forth in Exhibit A (the "Unlegended Regulation S Global Warrant" and together with the Legended Regulation S Global Warrant, the "Regulation S Global Warrants") shall be deposited with the Warrant Agent, as custodian for, and registered in the name of the nominee for, the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided, and the Warrant Agent shall reflect on its books and records the date and a decrease in the Legended Regulation S Global Warrant in an amount equal to the beneficial interest in number of Warrants evidenced by the Legended Regulation S Global Warrant transferred. The aggregate number of Warrants represented by the Regulation S Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, or its nominee, as provided in Section 2.4 and Section 8.3 hereof.

                 Warrants offered and sold to Institutional Accredited Investors who are not QIBs shall be issued initially in registered form substantially in the form set forth in Exhibit A ("IAI Certificated Warrants").

                 Warrants issued pursuant to Section 2.4 and Section 8.2(b) in exchange for interests in the Restricted Global Warrant shall be issued in the form of permanent Warrant Certificates in registered form, substantially in the form set forth in Exhibit A (the "Restricted Certificated Warrants" and, together with IAI Certificated Warrants, the "U.S. Certificated Warrants"). Warrants issued pursuant to Section 2.4 and Section 8.2(b) in exchange for interests in the Regulation S Global Warrant shall be issued in the form of permanent Warrant Certificates in registered form, substantially in the form set forth in Exhibit A (the "Offshore Certificated Warrants"). The Offshore Certificated Warrants and the U.S. Certificated Warrants are sometimes collectively herein referred to as the "Certificated Warrants". The Restricted Global Warrant and the Regulation S Global Warrant are sometimes herein collectively referred to as the "Global Warrants."

                 The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

                 Section 2.2. Restrictive Legends. (a) The Warrant Certificates, other than the Unlegended Regulation S Global Warrants, shall bear substantially the following legend on the face thereof:

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
         (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED

         INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE WARRANTS REPRESENTED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS CERTIFICATE EXCEPT (A) TO ALLEGIANCE TELECOM, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT) AND IF SUCH TRANSFER IS IN RESPECT OF ANY WARRANTS SUBSEQUENT TO THE DATE ON WHICH THE WARRANTS REPRESENTED HEREBY BECOME SEPARATELY TRANSFERABLE, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,
         (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE

         HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EACH OF THE WARRANT AGENT AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                 (b) Each Global Warrant shall also bear the following legend on the face thereof:

         UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO ALLEGIANCE TELECOM, INC. OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE VIII OF THE WARRANT AGREEMENT.

                 (c) Each Warrant Certificate issued prior to the Separation Date shall bear the following legend on the face thereof:

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 11 3/4% SENIOR DISCOUNT NOTE DUE 2008 OF ALLEGIANCE TELECOM, INC. (COLLECTIVELY, THE "NOTES") AND ONE WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE .0034224719 SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF ALLEGIANCE TELECOM, INC. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST TO OCCUR OF (i) AUGUST 3, 1998, (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER WITH RESPECT TO THE NOTES, AND (iii) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO RESALES OF THE NOTES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

                 Section 2.3. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing 445,000 Warrants, each Warrant to purchase initially .0034224719 Common Shares, may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the written direction of the Company signed by its Chief Executive Officer or other duly authorized executive officer to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Section 3.3, Article VI or
Article VIII hereof.

                 The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, any Vice President or other duly authorized executive officer of the Company either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by manual signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer or director of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer or director of the Company before countersignature by the Warrant Agent and the issuance and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer or director of the Company.

                 Section 2.4. Certificated Warrants. Beneficial owners of interests in A Global Warrant may receive Certificated Warrants (which, except as set forth in Section 8.3(d), shall bear the Private Placement Legend) in accordance with the procedures of the Warrant Agent and the Depositary; provided, however, that beneficial owners of interests in the Regulation S Global Warrant may not receive Offshore Certificated Warrants in exchange for such interests prior to the date one year from the Closing Date. In connection with the execution and delivery of such Certificated Warrants, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the relevant Global Warrant equal to the number of such Certificated Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver to said beneficial owners one or more Certificated Warrants in an equal aggregate number.


                                  ARTICLE III

              EXERCISE PRICE, EXERCISE AND REPURCHASE OF WARRANTS

                 Section 3.1. Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, initially entitle the Holder thereof, subject to the provisions of this Agreement, to purchase the number of Common Shares indicated thereon at a purchase price (the "Exercise Price") of $.01 per Common Share, subject to adjustment as provided in Section 4.1 and Article V hereof.

                 Section 3.2. Exercise; Restrictions on Exercise. At any time after one year after the Closing Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided that the Warrants will become exercisable in connection with the initial public offering of equity securities (other than nonconvertible preferred shares or an offering registered solely on Form S-4 or S-8 or any successor form thereto) of the Company and provided further that the Warrant Registration Statement is, at the time of exercise, effective and available for the exercise of the Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate. Additionally, pursuant to Section 4.1(j)(ii) hereof, the Warrants shall expire and all rights of the Holders of such Warrants shall terminate in the event the Company merges or consolidates with or sells all or substantially all of its property and assets to a Person (other than an Affiliate of the Company) if the consideration payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale consists solely of cash or in the event of the dissolution, liquidation or winding up of the Company.

                 Section 3.3. Method of Exercise; Payment of Exercise Price. In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office address set forth in Section 12.5 hereof, with the Subscription Form set forth on the reverse of the Warrant Certificate duly executed, together with payment in full of the Exercise Price then in effect for each Common Share (or other securities) issuable upon exercise of the Warrants as to which a Warrant is exercised; such payment may be made in cash or by certified or official bank or bank cashier's check payable to the order of the Company and shall be made to the Warrant Agent at its corporate trust office address set forth in Section
12.5 hereof prior to the close of business on the date the Warrant Certificate is surrendered to the Warrant Agent for exercise. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate Exercise Price of the Warrants being exercised. All payments received upon exercise of Warrants shall be delivered to the Company by the Warrant Agent as instructed in writing by the Company. If less than all the Warrants represented by a Warrant Certificate are exercised or surrendered (in connection with a cashless exercise), such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised or surrendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall make available for delivery the new Warrant Certificate to the Person or Persons entitled to receive the same. Global Warrants will be exercised by accordance with the procedures of the Warrant Agent and the Depositary. Upon the exercise of any Warrants following the surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct the Company to transfer promptly to the Holder or, upon the written order of the Holder of such Warrant Certificate, appropriate evidence of ownership of any Common Shares or other security or property to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership to the Person or Persons entitled to receive the same and fractional shares, if any, or an amount in cash, in lieu of any fractional shares, as provided in Section 4.5 hereof; provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of such Common Shares other than to the Holder of such Warrants and any such transfer shall comply with applicable law. Upon the exercise of a Warrant or Warrants, the Warrant Agent is hereby authorized and directed to requisition from any transfer agent of the Common Shares (and all such transfer agents are hereby irrevocably authorized to comply with all such requests) certificates (bearing the legend set forth in Section 12.10 hereof, if applicable, unless a registration statement with the Commission relating to such Common Shares shall then be in effect or the Company and the Holder exercising such Warrant or Warrants otherwise agree) for the number of Common Shares to which said Holder may be entitled. The Company shall enter, or shall cause any transfer agent of the Common

Shares to enter, the name of the Person entitled to receive the Common Shares upon exercise of the Warrants into the Company's register of stockholders within 14 days of such exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes under this Agreement, the Person entitled to receive any Common Shares deliverable upon such exercise shall, as between such Person and the Company, be deemed to be the Holder of such Common Shares of record as of the close of business on such date and shall be entitled to receive, and the Warrant Agent shall make available for delivery to such Person, any Common Shares to which such Person would have been entitled had such Person been the registered holder on such date.

                 Section 3.4. Repurchase Offers. (a) Notice of Repurchase Event. Within five Business Days following the occurrence of a Repurchase Event, the Company shall give notice (a "Repurchase Notice") to the Holders of the Warrants and the Warrant Agent that such event has occurred.

                 (b) Repurchase Offers Generally. Following the occurrence of a Repurchase Event, the Company shall offer to repurchase for cash all outstanding Warrants pursuant to the provisions of this Section 3.4 (a "Repurchase Offer"). The Company shall give notice of a Repurchase Offer in accordance with Section 3.4(f) hereof. Each date on which the Company gives any such notice is referred to as the "Notice Date." The Repurchase Offer shall commence on the Notice Date for such Repurchase Offer and shall expire at 5:00 p.m., New York City time, on a date determined by the Company (the "Final Surrender Time") that is at least 30 but not more than 60 days after the Notice Date. Once a Repurchase Event has occurred, there is no limit on the number of Repurchase Offers that the Company may make.

                 (c) Repurchase Offers. (i) In any Repurchase Offer, the Company shall offer to purchase for cash at the Repurchase Price all Warrants outstanding on the Notice Date for such Repurchase Offer that are properly tendered to the Warrant Agent on or prior to the Final Surrender Time for such Repurchase Offer.

                 (ii) Each Holder may, but shall not be obligated to, accept such Repurchase Offer by tendering to the Warrant Agent, on or prior to the Final Surrender Time for such Repurchase Offer, the Warrant Certificates evidencing the Warrants such Holder desires to have repurchased in such offer, together with a completed Certificate for Surrender in substantially the form attached to the Warrant Certificate. A Holder may withdraw all or a portion of the Warrants tendered to the Warrant Agent at any time prior to the Final Surrender Time for such Repurchase Offer. If less than all the Warrants represented by a Warrant Certificate shall be tendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not tendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall make available for delivery the new Warrant Certificate to the Person or Persons entitled to receive the same; provided that the Holder of such Warrants shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants and any such transfer shall comply with applicable law.

                 (d) Repurchase Price. (i) The purchase price (the "Repurchase Price") for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer shall be equal to the value (the "Relevant Value") on the Valuation Date of the Common Shares issuable, and other securities or property of the Company which would have been delivered, upon exercise of Warrants had the Warrants been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price in effect on the Notice Date for such Repurchase Offer.

                 (ii) The Relevant Value of the Common Shares and other securities or property issuable upon exercise of all the Warrants, on any Valuation Date shall be:

                 (1) (A) If the Common Shares (or other securities) are registered under the Exchange Act, deemed to be the average of the daily market prices (on the stock exchange that is the primary trading market for the Common Shares (or other securities)) of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or, (B) if the Common Shares (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available, in the case of each of (A) and (B), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of the Company (the "Value Certificate"). The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Relevant Value shall be determined as if the Common Shares (or other securities) were not registered under the Exchange Act; or

                 (2) If the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (1) above, deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board in accordance with Section 3.4(e) hereof, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to any discount for lack of liquidity, the fact that the Company has no class of equity securities registered under the Exchange Act or the fact that the Common Shares and other securities or property issuable upon exercise of the Warrants represent a minority interest in the Company. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert in accordance with
         Section 3.4(e) hereof, a value report (the "Value Report") stating the Relevant Value of the Common Shares and other securities or property of the Company, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the methodologies upon which the determination of Relevant Value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Relevant Value in accordance with the provisions of this Section 3.4(d) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed Relevant Value prior to delivery to the Company of any Value Report of the Independent Financial Expert.

                 (e)      Selection of Independent Financial Expert.  If clause
(d)(ii)(2) of this Section 3.4 is applicable, the Board of Directors of the Company shall select an Independent Financial Expert not more than five Business Days following a Repurchase Event. Within seven Business Days following a Repurchase Event, the Company shall deliver to the Warrant Agent a notice setting forth the name of the Independent Financial Expert.

                 (f) Notice of Repurchase Offer. Each notice of a Repurchase Offer (an "Offer Notice") given by the Company pursuant to Section 3.4(b) shall be given by the Company directly to all Holders of the Warrants, with a copy to the Warrant Agent, shall be given simultaneously with the Repurchase Notice (or, in the event that the Relevant Value of the Common Shares or other securities or property issuable upon exercise of all the Warrants cannot be determined pursuant to Section 3.4(d)(ii)(1), then such Offer Notice shall be given within five Business Days after the Company receives the Value Report with respect to such offer) and shall specify (A) the Final Surrender Time for such Repurchase Offer, (B) the manner in which Warrants may be surrendered to the Warrant Agent for repurchase by the Company, (C) the Repurchase Price at which the Warrants will be repurchased by the Company, (D) if applicable, the name of the Independent Financial Expert whose valuation of the Common Shares and other securities or property was utilized in connection with determining such Repurchase Price and
(E) that payment of the Repurchase Price will be made by the Warrant Agent. Each such notice shall be accompanied by a Certificate for Surrender for Repurchase Offer in substantially the form attached to the Warrant Certificate and a copy of the Value Report, if any.

                 (g) Payment for Warrants. Upon surrender for repurchase of any Warrants in conformity with the provisions of this Section 3.4, the Warrant Agent shall thereupon promptly notify the Company of such surrender. On or before the Final Surrender Time for any Repurchase Offer, the Company shall deposit with the Warrant Agent funds sufficient to make payment for the Warrants tendered to the Warrant Agent and not withdrawn. After receipt of such deposit from the Company, the Warrant Agent shall make payment, by delivering a check in such amount as is appropriate, to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder.

                 (h) Compliance with Laws. Notwithstanding anything contained in this Section 3.4, if the Company is required to comply with laws, rules, regulations and securities exchange or clearing procedures, in connection with making any Repurchase Offer, such laws, rules, regulations and procedures shall govern the making of such Repurchase Offer.

                                   ARTICLE IV

                                  ADJUSTMENTS

                 Section 4.1. Adjustments. The Exercise Price and the number of Common Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                 (a) Divisions; Consolidations; Reclassifications. In case the Company shall, on or before the Expiration Date, (i) issue any Common Shares in payment of a dividend or other distribution with respect to its Common Stock, (ii) subdivide its issued and outstanding

Common Shares, (iii) consolidate its issued and outstanding Common Shares into a smaller number of shares, or (iv) reclassify or convert the Common Shares (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(j)), then the number of Common Shares purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation, reclassification or conversion shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Common Shares which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                 (b) Rights; Options; Warrants. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than an issuance of convertible or exchangeable securities subject to Section 4.1(a)) to all holders of its Common Shares, entitling them to subscribe for or purchase Common Shares at a price per share which is lower (at the record date for such issuance) than the then Current Market Value per Common Share, then the Company shall ensure that at the time of such issuance, the same or a like offer or invitation is made to the Holders of the Warrants as if their Warrants had been exercised on the day immediately preceding the record date of such offer or invitation on the terms (subject to any adjustment pursuant to Section 4.1(a) for a prior event) on which such Warrants could have been exercised on such date; provided that if the Board so resolves, the Company shall not be required to ensure that the same offer or invitation is made to the Holders of the Warrants, but the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall instead be adjusted and shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (i) the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (ii) the number of additional Common Shares which may be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (y) the number of shares which the total consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities so offered would purchase at the then Current Market Value per Common Share. Except as otherwise provided above, such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

                 (c) Issuance of Common Shares at Lower Values. In case the Company shall sell and issue any Common Share or Right (as defined below) (excluding (i) any Right issued in any of the transactions described in Section 4.1(a) or (b) above, (ii) Common Shares issued pursuant to (x) any Rights outstanding on the date of this Agreement or any Right issued in any transaction described in Section 4.1(a) or (b) above and (y) a Right, if on the date such Right was issued, the exercise, conversion or exchange price per Common Share with respect thereto was at least equal to the then Current Market Value per Common Share and (iii) any Common Shares or Right issued as consideration (A) when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company or (B) in good faith in connection with any other business collaboration, in each case in an arm's-length transaction between the Company and a Person other than an Affiliate of the Company) at a price per Common Share (determined in the case of any such Right, by dividing (x) the total consideration receivable by the Company in consideration of the sale and issuance of such Right, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of Common Shares covered by such Right) that is lower than the Current Market Value per Common Share in effect immediately prior to such sale or issuance, then the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately after such sale or issuance and the denominator of which shall be the number of Common Shares outstanding immediately prior to such sale or issuance plus the number of Common Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per Common Share. For purposes of this Section 4.1(c), the Common Shares which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of sale and issuance of such Right and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the Common Shares covered thereby. In case the Company shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per Common Share" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the Board shall determine, in good faith, the fair value of the Right then being sold as part of such unit. For purposes of this paragraph, a "Right" shall mean any right, option, warrant or convertible or exchangeable security containing the Right to subscribe for or acquire one or more Common Shares, excluding the Warrants. This Section 4.1(c) shall not apply to: (i) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Shares; or (ii) Common Shares issued upon the exercise of Rights or warrants issued to all holders of Common Shares.

                 (d) Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall make a distribution to all holders of its Common Shares of evidences of its indebtedness, or assets, or other distributions (excluding any issuance of Common Shares referred to in Section 4.1(a) above and excluding distributions in connection with the dissolution, liquidation or winding-up of the Company which shall be governed by Section 4.1(j) and distributions of securities referred to in Section 4.1(a), Section 4.1(b) or Section 4.1(c)), then, in each case, the number of Common Shares purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per Common Share immediately prior to the record date for such distribution and the denominator of which shall be the Current Market Value per Common Share immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board) of the evidences of its indebtedness, or assets or other distributions so distributed attributable to one Common Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                 (e) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges (including, without limitation, any Rights) that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, exchanged or converted, the Exercise Price and the number of Common Shares issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Common Shares so issued were the Common Shares, if any, actually issued or sold upon the exercise, exchange or conversion of such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) and
(ii) such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise, exchange or conversion plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) whether or not exercised.

                 (f) Current Market Value. For the purposes of any computation under this Article IV, the "Current Market Value" per Common Share or of any other security (herein collectively referred to as a "security") at any date herein specified shall be:

                 (i) if the security is not registered under the Exchange Act, the value of the security (1) most recently determined as of a date within the six months preceding such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or (2) if no such determination shall have been made within such six-month period or if the Company so chooses, determined as of such a date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or

                 (ii) if the security is registered under the Exchange Act, the average of the daily market prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which such security is listed or admitted, as determined by the Board, in good faith, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

                 (g) Consideration Received. For purposes of any computation respecting consideration received pursuant to this Section 4.1, the following shall apply:

                 (i) in the case of the issuance of Common Shares for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                 (ii) in the case of the issuance of Common Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in reasonable detail in a board resolution which shall be provided as soon as practicable thereafter to the Warrant Agent; and

                 (iii) in the case of the issuance of rights, options, warrants or securities convertible into or exchangeable for Common Shares (including, without limitation, any Rights), the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such rights, options, warrants or securities convertible into or exchangeable for Common Shares, plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Section 4.1(g)).

                 (h) De Minimis Adjustments. No adjustment in the number of Common Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 4.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-ten-billionth of a share.

                 (i) Adjustment of Exercise Price. Whenever the number of Common Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Common Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Common Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Common Shares so purchasable immediately thereafter. Following any adjustment to the Exercise Price pursuant to this Article IV, the amount payable, when adjusted, shall never be less than the par value per Common Share at the time of such adjustment.

                 If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this
Article IV.

                 Such adjustment shall be made successively whenever any event listed above shall occur.

                 (j) Consolidation, Merger, Etc. (i) Subject to the provisions of Subsection (ii) below of this Section 4.1(j), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Shares (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Shares if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.

                 (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Common Shares in exchange for their Common Shares in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. If the Company has made a Repurchase Offer that has not expired at the time of such transaction, the holders of the Warrants will be entitled to receive the higher of (i) the amount payable to the holders of the Warrants described above and
         (ii) the Repurchase Price payable to the holders of the Warrants pursuant to such Repurchase Offer. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

                 (k) If required pursuant to Section 4.1(f)(i), the Current Market Value shall be deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board in its sole discretion, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its professional judgment, determines to be most appropriate. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert, a value report (the "Value Report") stating the value of the Common Shares and other securities or property of the Company, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Current Market Value in accordance with the provisions of this Section 4.1(k) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed value prior to delivery to the Company of any Value Report.

                 (l) When No Adjustment Required. Without limiting any other exception contained in this Section 4.1, and in addition thereto, no adjustment need be made for:

                 (i) grants or exercises of Rights granted to employees or directors of the Company or any Beneficial Investors or Common Shares issued or granted to such employees, directors or Beneficial Investors, whether or not upon the exercise, exchange or conversion of any such Rights (to the extent that all such securities do not represent an aggregate equity value in excess of 15% (and all such securities issued or granted to Beneficial Investors do not represent an aggregate equity value in excess of 2%) of the equity value of the Company on a fully diluted basis, as determined in good faith by the Board);

                 (ii) options, warrants or other agreements or rights to purchase capital stock of the Company existing on the Closing Date;

                 (iii) rights to purchase Common Shares pursuant to a Company plan for reinvestment of dividends or interest;

                 (iv) a change in the par value of the Common Shares (including a change from par value to no par value or vice versa);

                 (v) bona fide public offerings or private placements pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S, involving at least one investment bank of national reputation, if
                          (i) in the case of any security trading on any national securities exchange or in the over the counter market, or of a security directly or indirectly convertible or exchangeable for any such security (the latter security being a "Reference Security"), such security (or the Reference Security as applicable) is sold to investors at a price at least equal to the closing sale, bid or ask price (whichever is customary) of such security (or the Reference Security as applicable) on the date of the public offering or private placement, or (ii) the security or Reference Security is issued as part of a public offering or a private placement of debt securities.

                 To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                 Section 4.2. Notice of Adjustment. Whenever the number of Common Shares purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall cause, so far as it is able, the Warrant Agent promptly to mail, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of the Auditors setting forth the number of Common Shares purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment except in the case of manifest error. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Common Shares purchasable on exercise of the Warrants or any of the other adjustments set forth in Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any Common Shares which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares or share certificates upon the exercise of any Warrant.

                 Section 4.3. Statement on Warrants. Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                 Section 4.4. Notice of Consolidation, Merger, Etc. In case at any time after the date hereof and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business (except (1) a merger or other reorganization in which the Company shall be the surviving corporation and holders of Common Shares receive no consideration in respect of their shares and (2) a merger of the Company into a wholly owned Subsidiary of the Company, the principal purpose of which, in the good faith determination of the Board, is to change the state of incorporation of the Company) or (ii) any other transaction contemplated by Section 4.1(j)(ii) above then, in any one or more of such cases, the Company shall cause to be mailed to the Warrant Agent and shall cause the Warrant Agent to mail, at Company's expense, to each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Common Shares and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Common Shares or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

                 Section 4.5. Fractional Interests. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Common Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Common Shares purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional Common Shares upon the exercise of Warrants. If any fraction of a Common Share would, except for the provisions of this Section 4.5, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may pay an amount in cash calculated by it to be equal to the then Current Market Value per Common Share multiplied by such fraction computed to the nearest whole cent.

                 Section 4.6. When Issuance or Payment May Be Deferred. In any case in which this Article IV shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Common Shares and other shares in the capital of the Company, if any, issuable upon such exercise over and above the Common Shares and other shares in the capital of the Company, if any, issuable upon such exercise and (ii) paying such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Shares, other shares and cash upon the occurrence of the event requiring such adjustment.

                 Section 4.7. Initial Public Offering. Notwithstanding anything to the contrary herein contained, if the Company conducts an initial public offering of equity securities (other than nonconvertible preferred shares or an offering registered solely on S-4 or S-8 or any successor forms thereto), the Company will give the Holders the opportunity to convert such Warrants into warrants to purchase such equity securities (other than nonconvertible preferred shares) and such Common Shares or such other securities that have been received by the Holders upon the exercise of Warrants into such equity securities (other than nonconvertible preferred shares). Such conversion opportunity will be on terms and conditions determined to be fair and reasonable by the Board.


                                   ARTICLE V

                           DECREASE IN EXERCISE PRICE

                 The Board, in its sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants and/or increase the number of shares issuable upon the exercise of the Warrants.


                                   ARTICLE VI

                               LOSS OR MUTILATION

                 Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or bond satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and make available for delivery to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article VI, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses

(including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article VI in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Article VI are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.


                                  ARTICLE VII

                         RESERVATION AND AUTHORIZATION
                                OF COMMON SHARES

                 The Company shall at all times reserve and keep available such number of its authorized but unissued Common Shares deliverable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Common Shares to be delivered to the Warrant Agent upon its request for delivery thereof upon the exercise of the Warrants. The Company covenants that all Common Shares of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid and not subject to any calls for funds and free from pre-emptive rights and all taxes, liens, charges and security interests with respect to the issue thereof.


                                  ARTICLE VIII

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

                 Section 8.1. Transfer and Exchange. The Warrant Certificates shall be issued in registered form only. The Warrant Agent shall keep at its office a register for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided and other appropriate data as determined by the Warrant Agent. The Company shall, upon reasonable notice to the Warrant Agent, have access to such register during the Warrant Agent's regular business hours. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

                 The Warrants shall initially be issued as part of the issuance of the Units. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes issued as part of such Units.

                 A Holder may transfer its Warrants only by written application to the Warrant Agent stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, and any agent of the Company may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any holder of a Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book-entry. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants, the Warrant Agent shall register such transfer or make such exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates at the Warrant Agent's request. No service charge shall be made for any registration of transfer or exchange of Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

                 Section 8.2.  Book-Entry Provisions for the Global Warrants.
(a) The Global Warrants initially shall (i) be registered in the name of the Depositary for such Global Warrant or the nominee of such Depositary, (ii) be delivered to the Warrant Agent as custodian for such Depositary and (iii) bear legends as set forth in Section 2.2 hereof.

                 Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrants held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of each such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Warrants.

                 (b) Transfers of a Global Warrant shall be limited to transfers of such Global Warrant in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Warrants may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 8.3 hereof. U.S. Certificated Warrants and Offshore Certificated Warrants shall be transferred to beneficial owners in exchange for their beneficial interests in the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be, (i) if the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any such Global Warrant and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) if there is a Default or (iii) upon the request of the beneficial owner in accordance with the rules and procedures of the Depositary and the provisions of Section 8.3 hereof; provided that Offshore Certificated Warrants shall not be transferred in exchange for the Legended Regulation S Global Warrant prior to one year after the Closing Date.

                 (c) Any beneficial interest in one of the Global Warrants that is transferred to a person who takes delivery in the form of an interest in any other Global Warrant will, upon transfer, cease to be an interest in the first Global Warrant and become an interest in the other Global Warrant and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Warrant for as long as it remains such an interest.

                 (d) In connection with the transfer of the entire Restricted Global Warrant or Regulation S Global Warrant to beneficial owners pursuant to paragraph (b) of this Section 8.2, the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be, shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be, U.S. Certificated Warrants or Offshore Certificated Warrants, as the case may be, representing, in the aggregate, the number of Warrants theretofore represented by the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be.

                 (e) In connection with the transfer of a portion of the beneficial interests in the Restricted Global Warrant or the Unlegended Regulation S Global Warrant to beneficial owners pursuant to paragraph (b) of this Section 8.2, the Warrant Agent shall reflect on its books and records the date and a decrease in the amount of Warrants represented by the Restricted Global Warrant or Unlegended Regulation S Global Warrant in an amount equal to the amount of Warrants represented by the beneficial interest in the Restricted Global Warrant or Unlegended Regulation S Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Restricted Global Warrant or the

Unlegended Regulation S Global Warrant, as the case may be, U.S. Certificated Warrants or Offshore Certificated Warrants, as the case may be, of like tenor and amount.

                 (f) Any Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to paragraph (b) or (e) of this Section shall, except as otherwise provided by paragraph (d) of Section 8.3 hereof, bear the legend regarding transfer restrictions set forth in Section 2.2 hereof.

                 (g) The registered holder of a Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                 Section 8.3. Special Transfer Provisions. The following provisions shall apply:

                 (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a QIB (excluding non-U.S. Persons):

                 (i) If the Warrants to be transferred are represented by Certificated Warrants, the Warrant Agent shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                 (ii) If the proposed transferee is an Agent Member, upon receipt by the Warrant Agent of the documents referred to in clause
         (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the amount of Warrants represented by the Restricted Global Warrant in an amount equal to the amount of Warrants represented by the Certificated Warrants to be transferred, and the Warrant Agent shall cancel the Certificated Warrants.

                 (b) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a Non-U.S. Person:

                 (i) Prior to February 3, 1999, the Warrant Agent shall register any proposed transfer of Warrants to a Non-U.S. Person only upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor.

                 (ii) On and after February 3, 1999, the Warrant Agent shall register any proposed transfer to any Non-U.S. Person of the Warrants to be transferred are U.S. Certificated Warrants or an interest in the Restricted Global Warrants, upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor.

                 (iii) If the proposed transferee is an Agent Member and the Warrants to be transferred are represented by Certificated Warrants or an interest in the Restricted Global Warrant, upon receipt by the Warrant Agent of the documents referred to in clause (i) or (ii) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the Regulation S Global Warrant in an amount equal to the number of Warrants represented by the Certificated Warrants or the Restricted Global Warrant, as the case may be, to be transferred, and the Warrant Agent shall cancel the Certificated Warrant or decrease the amount of Warrants represented by the Restricted Global Warrant so transferred.

                 (c) Transfers to Any Other Person. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to any Person not specified in paragraphs (a) and (b) above (including any Institutional Accredited Investor which is not a QIB).

                 (i) The Warrant Agent shall register any proposed transfer of Warrants to any such Person if (x) the transferor has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-1 hereto and, if required by paragraph (d) thereof, an Opinion of Counsel to the effect set forth therein and (y) the proposed transferee has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-2 hereto if such transferee is an Institutional Accredited Investor that is not a QIB.

                 (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Warrant or the Regulation S Global Warrant, upon receipt by the Warrant Agent and the Company of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Company shall execute and the Warrant Agent shall countersign Certificated Warrants in an amount equal to the number of Warrants represented by the Restricted Global Warrant or the Regulation S Global Warrant, if any, as the case may be, to be transferred and the Warrant Agent shall decrease the number of Warrants represented by the Restricted Global Warrant or the Regulation S Global Warrant so transferred.

                 (d) Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Warrant Agent shall make available for delivery Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall make available for delivery only Warrant Certificates that bear the Private Placement Legend unless either (i) the circumstances contemplated by the third sentence of the third paragraph of
Section 2.1 exist or (ii) there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and its counsel and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                 (e) Transfers of Interests in the Legended Regulation S Global Warrant. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Legended Regulation S Global Warrant:

                 (i) The Registrar shall register the transfer of any Warrant (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit B hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                 (ii) If the proposed transferee is an Agent Member, upon receipt by the Warrant Agent of the documents referred to in clause
         (i)(y) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the Restricted Global Warrant, in an amount equal to the number of Warrants represented by the Legended Regulation S Global Warrant to be transferred, and the Warrant Agent shall decrease the number of Warrants represented by the Legended Regulation S Global Warrant.

                 (f) Transfers of Interests in the Unlegended Regulation S Global Warrant or Offshore Certificated Warrants. The following provisions shall apply with respect to any transfer of interests in the Unlegended Regulation S Global Warrant or Offshore Certificated Warrants: The Warrant Agent shall register the transfer of any such Warrant without requiring any additional certification.

                 (g) General. (i) By its acceptance of any Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement and is in compliance with applicable laws and applicable rules, regulations and procedures of any securities exchange or clearing agency in effect from time to time.. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act or any other applicable laws of any foreign jurisdiction; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                 (ii) The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section
         8.2 hereof or this Section 8.3. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

                 Section 8.4. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this
Article VIII in case of an exchange, Article III hereof in case of the exercise of less than all the Warrants represented thereby or Article VI in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct in writing.


                                   ARTICLE IX

                                WARRANT HOLDERS

                 Section 9.1. Warrant Holder Deemed Not a Stockholder. The Company and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such registered Holder, whether or not it shall have express or other notice thereof. Prior to the valid exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

                 Section 9.2. Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holders of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Warrants in the manner provided in the Warrant Certificate representing such Warrants and in this Agreement.

                                   ARTICLE X

                                    REMEDIES

                 Section 10.1. Defaults. It shall be deemed to be a "Default" with respect to the Company's (or its successor's) obligations under this Agreement if:

                 (a) a Repurchase Event occurs and the Company (or its successor) shall fail to make a Repurchase Offer pursuant to Section
         3.4 hereof; or

                 (b) the Company (or its successor) shall fail to purchase the Warrants pursuant to the Repurchase Offer in accordance with the provisions of Section 3.4 hereof.

                 Section 10.2. Payment Obligations. Upon the happening of a Default under this Agreement, the Company shall be obligated to increase the amount otherwise payable pursuant to Section 3.4(d) hereof in respect of the Repurchase Offer to which such Default relates by an amount equal to interest thereon at a rate per annum equal to 11 3/4% from the date of the Default to the date of payment, which interest shall compound quarterly (all such payment obligations in respect of such Repurchase Offer, together with all such increased amounts, being the "Repurchase Obligation").

                 Section 10.3. Remedies; No Waiver. Notwithstanding any other provision of this Warrant Agreement, if a Default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to collect the Repurchase Obligation or to enforce the performance of any provision of this Warrant Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.


                                   ARTICLE XI

                               THE WARRANT AGENT

                 Section 11.1. Duties and Liabilities. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any Common Shares issued upon exercise of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of Common Shares deliverable upon exercise of any Warrant or the correctness of the representations of the Company made in the certificates that the Warrant Agent receives. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of Common Shares receivable by Holders upon the exercise of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not be (a) liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith without gross negligence in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer, any Vice President or other executive officer of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith without gross negligence in accordance with the instructions of any such officer; provided, however, that, in its discretion, the Warrant Agent may, in lieu thereof, accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken with respect to any matter in the event it requests instructions from the Company as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

                 The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through attorneys, agents or employees of its selection, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees; provided that reasonable care has been exercised with respect to the retention of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its reasonable satisfaction. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                 The Company will perform, execute, acknowledge and deliver or cause to be delivered all such further acts, instruments and assurances as are consistent with this

Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

                 The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

                 Section 11.2. Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel of its selection (who may be legal counsel for the Company), and the written opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith without gross negligence in accordance with the written opinion or advice of such counsel.

                 Section 11.3. Compensation; Indemnification. The Company agrees promptly to pay the Warrant Agent from time to time and in any case within 30 days of receipt of an invoice, compensation for its services hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse it upon its request upon furnishing reasonable supporting documentation for fees or expenses and reasonable counsel fees and expenses incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify each of the Warrant Agent and any predecessor Warrant Agent and save it harmless against any and all losses, claims, damages, liabilities or reasonable expenses arising out of or in connection with the acceptance and administration of this Agreement, including, without limitation, the reasonable costs and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence, bad faith or willful misconduct. The obligations of the Company under this Section 11.3 shall survive the exercise and the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent in respect of services or expenses incurred in connection with the Warrants or this Agreement.

                 Section 11.4. No Restrictions on Actions. Nothing in this Agreement shall be deemed to prevent the Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent from buying, selling or dealing in any of the Warrants or other securities of the Company or becoming pecuniarily interested in transactions in which the Company may be interested, or contracting with or lending money to the Company or otherwise acting as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                 Section 11.5. Discharge or Removal; Replacement Warrant Agent. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own gross negligence, bad faith or willful misconduct), after giving one month's prior written notice to the Company. The Company may at any time remove the Warrant Agent upon one month's written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall mail to each Holder of a Warrant, at the Company's expense, a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning or removed Warrant Agent or the Holder of any Warrant may, at the expense of the Company, apply to any court of competent jurisdiction for the appointment of a new warrant agent. After 30 days from receipt of, or giving, notice, as the case may be, and pending appointment of a successor to the original Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent shall in all events deliver and transfer to the successor Warrant Agent all property (including, without limitation, documents and recorded information), if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed by the successor Warrant Agent to each Holder of a Warrant. Failure to give any notice provided for in this Section 11.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be. No Warrant Agent hereunder shall be liable for any acts or omissions of any successor Warrant Agent.

                 Section 11.6. Successor Warrant Agent. Any corporation into which the Warrant Agent or any new warrant agent may be merged or converted, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to all or substantially all the corporate agency business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 11.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to each Holder of a Warrant.


                                  ARTICLE XII

                                 MISCELLANEOUS

                 Section 12.1. Monies Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any monies deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any monies, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such monies, securities or other property shall have been deposited; but such monies, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. Any monies, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for one year after the date the monies, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its request therefor.

                 Section 12.2. Payment of Taxes. Subject to Article VI hereof, all Common Shares issuable upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holders).
The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

                 Section 12.3. No Merger, Consolidation or Sale of Assets of the Company. Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of the Company, unless the Person resulting from such merger or consolidation, or such successor of the Company, shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement or contained in the Warrants to be performed and observed by the Company.

                 Section 12.4. Reports to Holders. At all times from and after August 3, 1998, whether or not the Company is then required to file reports with the Commission, the Company shall file with the Commission all such reports and other information it would be required to file with the Commission by Section 13(a) or 15(d) under the Exchange Act if it were subject thereto. The Company shall supply the Warrant Agent and each Holder or shall supply to the Warrant Agent for forwarding to each such Holder, without cost to such Holder, copies of such reports and other information. The Warrant Agent's receipt of such reports and other information shall not constitute constructive notice of any information contained therein or determinable from information (including mathematical calculations) contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officers' Certificates). In addition, at all times prior to August 3, 1998, upon the request of any Holder or any prospective purchaser of the Warrants designated by a Holder, the Company shall supply to such Holder or such prospective purchaser the information required under Rule 144A.

                 Section 12.5. Notices; Payment. (a) Except as otherwise provided in Section 12.5(b) hereof, any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

                 To the Company:

                 Allegiance Telecom, Inc.
                 1950 Stemmons Frwy., Suite 3026
                 Dallas, Texas 75207
                 Attention:  Chief Financial Officer

                 To the Warrant Agent:

                 The Bank of New York
                 101 Barclay Street
                 Floor 21 West
                 New York, New York 10286
                 Attention:  Corporate Trust Administration

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                 (b) Payment of the Exercise Price shall be made in accordance with the provisions of this Agreement at the office of the Warrant Agent set forth above, unless otherwise directed by the Warrant Agent and the Company.

                 (c) Any notice required to be given by the Company to the Holders shall be made by mailing, to the Holders at their last known addresses appearing on the register maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                 Section 12.6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                 Section 12.7. Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

                 Section 12.8. Amendments. The Warrant Agent may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that in either case such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrants. Upon the Warrant Agent's request, the Company shall promptly provide an Officer's Certificate and Opinion of Counsel which provide all conditions precedent to adoption of an amendment that have been satisfied.

                 Section 12.9. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 Section 12.10. Common Shares Legend. Unless and until the Common Shares issuable upon the exercise of the Warrants are registered under the Securities Act, or unless otherwise agreed by the Company and the Holder thereof, such Common Shares will bear a legend substantially to the following effect:

         THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
         (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k), UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE EXCEPT (A) TO ALLEGIANCE TELECOM, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C)

         INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT AND REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT AND REGISTRAR. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EACH OF THE TRANSFER AGENT AND REGISTRAR AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE COMPANY HAS INSTRUCTED THE TRANSFER AGENT AND REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                 Section 12.11. Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. By acquiring Warrants, each Holder agrees to be bound by the obligations of Holders generally as set forth herein and as such obligations may be applicable to such Holder.

                 Section 12.12. Termination. Except as otherwise specified herein, this Agreement shall terminate at 5:00 p.m. (New York City time) on the tenth anniversary of the Closing Date. Notwithstanding the foregoing, this Agreement shall terminate on any earlier date as of which all Warrants have been exercised.

                 Section 12.13. Governing Law. This Agreement shall be governed by the laws of the State of New York. The Warrant Agent, the Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement or the Warrants.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                                    ALLEGIANCE TELECOM, INC.


                                    By: /s/ ROYCE J. HOLLAND
                                       -----------------------------------
                                       Name: Royce J. Holland
                                       Title: Chief Executive Officer



                                    THE BANK OF NEW YORK


                                    By: /s/ VAN BROWN
                                       -----------------------------------
                                       Name: Van Brown
                                       Title:  Assistant Vice President

                                                                       EXHIBIT A

                          FORM OF WARRANT CERTIFICATE

                            ALLEGIANCE TELECOM, INC.

                                                             CUSIP No. _________

No. _____

                       WARRANTS TO PURCHASE COMMON SHARES

                 This certifies that ______________, or its registered assigns, is the owner of ___________ Warrants, each of which represents the right to purchase from ALLEGIANCE TELECOM, INC., a Delaware corporation (the "Company"), after February 3, 1999 (or in connection with the initial public offering of equity securities (other than nonconvertible preferred stock) of the Company),
 .0034224719 shares of the common stock, par value $.01 per share, of the Company (the "Common Shares") at an exercise price (the "Exercise Price") of $.01 per Common Share (subject to adjustment as provided in the Warrant Agreement hereinafter referred to below), upon surrender hereof at the office of The Bank of New York, or to its successor, as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "Warrant Agent"), or such other location contemplated by Section 12.5(b) of the Warrant Agreement, with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full in cash or by certified or official bank or bank cashier's check payable to the order of the Company. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate Exercise Price of the Warrants being exercised. At any time after one year after the Closing Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided that the Warrant Registration Statement is, at the time of exercise, effective and available for the exercise of Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act.

                 This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of February 3, 1998 (the "Warrant Agreement"), between the Company and The Bank of New York, as Warrant Agent, and a Registration Rights Agreement dated as of February 3, 1998 (the "Warrant Registration Rights Agreement"), between the Company and The Bank of New York, and is subject to the Certificate of Incorporation and Bylaws of the Company and to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement and the Warrant Registration Rights Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement and the Warrant Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement and the Warrant Registration Rights Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement and the Warrant Registration Rights Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement and the Warrant Registration Rights Agreement shall have the meanings assigned to them in such agreements.

                 Copies of the Warrant Agreement and the Warrant Registration Rights Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                 The Bank of New York
                 101 Barclay Street
                 Floor 21 West
                 New York, New York 10286
                 Attention:  Corporate Trust Administration

                 A "Repurchase Event", as defined in the Warrant Agreement, shall be deemed to occur on any date when the Company (i) consolidates with or merges into or with another person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock), if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another person, if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act; provided that, in each case, a "Repurchase Event" shall not be deemed to have occurred if the consideration for such transaction consists solely of cash.

            Following a Repurchase Event, the Company must make an offer to repurchase for cash all outstanding Warrants (a "Repurchase Offer"). If the Company makes a Repurchase Offer, Holders may, until the expiration date of such offer, surrender all or part of their Warrants for repurchase by the Company.

                 Warrants received by the Warrant Agent in proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by the Company at a price in cash (the "Repurchase Price") equal to the value on the Valuation Date relating thereto of the Common Shares issuable, and other securities or property of the Company which would have been delivered upon exercise of the Warrants had the Warrants been exercised (whether or not the Warrants are then exercisable), less the Exercise Price in effect on the Notice Date for such Repurchase Offer. The value of such Common Shares and other securities will be (i) if the Common Shares (or other securities) are registered under the

Exchange Act, determined based upon the average of the daily market prices (as determined pursuant to Section 3.4(d)(ii)(1) of the Warrant Agreement) of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or (ii) if the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (i) above, determined by the Independent Financial Expert (as defined in the Warrant Agreement), in each case as set forth in the Warrant Agreement.

                 The "Valuation Date" as defined in the Warrant Agreement shall be deemed to occur on the date five Business Days prior to the date notice of the Repurchase Offer is first given.

                 If the Company fails to make or complete a Repurchase Offer (a "Default") as required by the Warrant Agreement, it shall be obligated to increase the amount otherwise payable pursuant to the Warrant Agreement in respect of the Repurchase Offer by an amount equal to interest thereon at a rate per annum of 11 3/4% from the date of the Default to the date of payment, which interest shall compound quarterly.

                 If the Company merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person and the consideration received by holders of Common Shares consists solely of cash, the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price). Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire.

                 The number of Common Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph and in the Warrant Agreement, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property which the holder of a Common Share (or other securities or property issuable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

                 As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company may pay the cash value thereof determined as provided in the Warrant Agreement.

                 Subject to Article VI of the Warrant Agreement, all Common Shares issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

                 Subject to the restrictions on and conditions to transfer set forth in Articles II and VIII of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at the Warrant Agent's office in New York, New York upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such Registered Holder, whether or not it shall have express or other notice thereof.

                 This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

                 Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive any distributions, to exercise any pre-emptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

                 This Warrant Certificate shall be void and all rights evidenced hereby shall cease on February 3, 2008, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

                 This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.



                                             ALLEGIANCE TELECOM, INC.


                                             By:
                                                ------------------------
                                                Name:
                                                Title:



                                             By:
                                                ------------------------
                                                Name:
                                                Title:

Dated:


Countersigned:

THE BANK OF NEW YORK,
   as Warrant Agent


By:
   --------------------------------
   Authorized Signatory

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                               SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

To:  The Bank of New York,
        as Warrant Agent
     101 Barclay Street
     Floor 21 West
     New York, New York 10286
     Attention: Corporate Trust Administration

                 The undersigned irrevocably exercises ________ of the Warrants represented by this Warrant Certificate and herewith makes payment of $ _______ (such payment being in cash or by certified or official bank or bank cashier's check payable to the order or at the direction of Allegiance Telecom, Inc. or the exercise price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate exercise price of the Warrants being exercised) all at the exercise price and on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement and the Warrant Registration Rights Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the common stock, par value $0.01 per share, of Allegiance Telecom, Inc. (the "Common Shares") deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                  [THE FOLLOWING PROVISION TO BE INCLUDED ONLY
                       ON OFFSHORE CERTIFICATED WARRANTS]

                 The undersigned certifies that:

                                   Check One

                 [ ] (a) (i) it is not a U.S. person (as defined in Rule 902 of Regulation S under the U.S. Securities Act of 1933, as amended) and the Warrants are not being exercised on behalf of a U.S. person.

                                       or

                 [ ] (ii) it is furnishing to the Warrant Agent a written opinion of counsel to the effect that the Warrants and the Common Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act of 1933, as amended, or are exempt from registration thereunder.

and (b) if an opinion is not being furnished, the undersigned is located outside the United States at the time of the exercise hereof.


Dated:
                                        -----------------------------------
                                        (Signature of Owner)


                                        -----------------------------------
                                        (Street Address)

                                        -----------------------------------
                                        (City)         (State)      (Zip Code)


                                        Signature Guaranteed By:


                                        -----------------------------------


                                        Signatures must be guaranteed by an
                                        "eligible guarantor institution"
                                        meeting the requirements of the
                                        Warrant Agent, which requirements
                                        include membership or participation
                                        in the Security Transfer Agent
                                        Medallion Program ("STAMP") or such
                                        other "signature guarantee program"
                                        as may be determined by the Warrant
                                        Agent in addition to, or in
                                        substitution for, STAMP, all in
                                        accordance with the Securities
                                        Exchange Act of 1934, as amended.

Securities and/or check or other property to be issued or delivered to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                    FORM OF CERTIFICATE FOR REPURCHASE OFFER

                      (To be executed only upon repurchase
                    of Warrant by Allegiance Telecom, Inc.)

To:

                 The undersigned, having received prior notice of the consideration for which ALLEGIANCE TELECOM, INC. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by ALLEGIANCE TELECOM, INC. of the number of Warrants specified below for the consideration set forth in such notice.

Dated:
                                  -----------------------------------
                                  (Number of Warrants)


                                  -----------------------------------
                                  (Signature of Owner)


                                  -----------------------------------
                                  (Street Address)


                                  -----------------------------------
                                  (City)     (State)      (Zip Code)

                                Signature Guaranteed By:

                                -----------------------------------
                                Signatures must be guaranteed by an
                                "eligible guarantor institution"
                                meeting the requirements of the
                                Warrant Agent, which requirements
                                include membership or participation
                                in the Security Transfer Agent
                                Medallion Program ("STAMP") or such
                                other "signature guarantee program"
                                as may be determined by the Warrant
                                Agent in addition to, or in
                                substitution for, STAMP, all in
                                accordance with the Securities
                                Exchange Act of 1934, as amended.

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                               FORM OF ASSIGNMENT

                 In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):  _____________________________________

Address:  __________________________________________________

No. of Warrants:  ___________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint ________________________ the undersigned's attorney to make such transfer on the books of __________________ maintained for the purposes, with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES EXCEPT UNLEGENDED REGULATION S GLOBAL WARRANTS AND UNLEGENDED OFFSHORE CERTIFICATED WARRANTS]

                 In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   Check One

[ ]   (a)   these Warrants are being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule 144A thereunder.
                                       or

[ ]   (b)   these Warrants are being transferred other than in accordance with
            (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

                                       or

[ ]   (c)   these Warrants are being transferred pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article VIII of the Warrant Agreement shall have been satisfied.

Dated:
                                  -----------------------------
                                  (Signature of Owner)


                                  -----------------------------
                                  (Street Address)


                                  -----------------------------
                                  (City)     (State)   (Zip Code)


                                  Signature Guaranteed By:


                                  -----------------------------
                                  Signatures must be guaranteed by an
                                  "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                 The undersigned represents and warrants that it is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Allegiance Telecom, Inc. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ----------------
                                        -------------------------------

               [NOTE:  To be executed by an executive officer]

                                                                       EXHIBIT B



                      Form of Certificate to be Delivered
                               in Connection with
                       Transfers Pursuant to Regulation S


                                                   [Date]


Allegiance Telecom, Inc.
1950 Stemmons Frwy., Suite 3026
Dallas, Texas 75207
Attention:  Chief Financial Officer

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Administration

Re:   Warrants (the "Warrants") to Purchase
      Common Shares of Allegiance Telecom, Inc. (the "Company")

Ladies and Gentlemen:

            In connection with our proposed sale of _______________ Warrants, we hereby certify that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Warrants was not made to a person in the United States and not to a U.S. Person (as defined in Regulation S under the Securities Act);

            (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

            (3) no directed selling efforts (as such term is defined in Rule 902(b) of Regulation S under the Securities Act) have been made by us, any of our affiliates or any persons acting on our behalf in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                        Very truly yours,

                                        [Name of Transferor]

                                        By:
                                           ---------------------------
                                           Authorized Signature

                                                                     EXHIBIT C-1


                           Form of Certificate to be
                   Delivered by Transferor in Connection with
                Transfers to Institutional Accredited Investors

                                                     [Date]

Allegiance Telecom, Inc.
1950 Stemmons Frwy., Suite 3026
Dallas, Texas 75207
Attention:  Chief Financial Officer

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Administration

Re:    Warrants (the "Warrants") to Purchase
       Common Shares of Allegiance Telecom, Inc. (the "Company")

Ladies and Gentlemen:

               We hereby certify that such transfer is being effected in compliance with the transfer restrictions applicable to the Warrants or interests therein transferred pursuant to and in accordance with the U.S. Securities Act of 1933, as amended (the "Securities Act"), and accordingly we hereby further certify that (check one):

       (a)     [ ]      such transfer is being effected pursuant to and in
accordance with Rule 144 under the Securities Act;
                                       or

       (b)     [ ]      such transfer is being effected to the Company or a
subsidiary thereof;

                                       or

       (c)     [ ]      such transfer is being effected pursuant to an
effective registration statement under the Securities Act;

                                       or

                                      C1-2


       (d)     [ ]      such transfer is being effected pursuant to an
exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904 thereunder, and we hereby further certify that such transfer complies with the transfer restrictions applicable to the Warrants or interests therein transferred to Institutional Accredited Investors and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by us or the transferee (a copy of which we have attached to this certification), to the effect that such transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrants or interests therein will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Certificated Warrant and in the Warrant Agreement and the Securities Act.

                                        Very truly yours,

                                        [Name of Transferor]


                                        By:
                                           -------------------------------
                                           Authorized Signatory

                                                                     EXHIBIT C-2

                           Form of Certificate to be
                  Delivered By Transferees in Connection with
                Transfers to Institutional Accredited Investors


                                                       [Date]

Allegiance Telecom, Inc.
1950 Stemmons Frwy., Suite 3026
Dallas, Texas 75207
Attention:  Chief Financial Officer

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Administration

Re:    Warrants (the "Warrants") to Purchase
       Common Shares of Allegiance Telecom, Inc. (the "Company")

Dear Sirs:

               In connection with our proposed purchase of ___________ aggregate number of Warrants, we confirm that:

               1. We understand that any subsequent transfer of the Warrants, any interest therein or the Common Shares issuable upon exercise of any Warrant (the "Warrant Shares") is subject to certain restrictions and conditions set forth in the Warrant Agreement dated as of February 3, 1998 relating to the Warrants (the "Warrant Agreement") and the Warrant Registration Rights Agreement dated as of February 3, 1998 relating to the Warrants (the "Warrant Registration Rights Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or Warrant Shares except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "Securities Act").

               2. We understand that the Warrants represented by this Warrant Certificate and, as of the date this Warrant Certificate was originally issued, the Warrant Shares have not been registered under the Securities Act, and accordingly may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. Persons except as set forth in the following sentence. We agree that

                                      C2-2

       we will not, within the time period referred to under Rule 144(k) of the Securities Act (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act as in effect on the date of the transfer of this Warrant, resell or otherwise transfer the Warrants represented by this Warrant Certificate except (a) to Allegiance Telecom, Inc. or any subsidiary thereof, (b) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act, (c) outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act, (d) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (e) to an institutional accredited investor that, prior to such transfer, furnishes to you, to the Company and, in the case of the Warrant Shares, to the transfer agent and registrar therefor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants represented by this Warrant Certificate (the form of which letter can be obtained from the Warrant Agent) and an opinion of counsel acceptable to Allegiance Telecom, Inc. and its counsel that such transfer is in compliance with the Securities Act or (f) pursuant to an effective registration statement under the Securities Act and, in each case, in accordance with applicable state securities laws.

               3. We understand that, on any proposed resale of any Warrants, any interest therein or Warrant Shares, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

               4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period of time.

               5. We are acquiring the Warrants purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                                      C2-3

                        You, the Company and, if applicable, the transfer agent and registrar for the Warrant Shares are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [Name of Transferee]


                                        By:
                                           ---------------------------
                                           Authorized Signature

                                                                       EXHIBIT D

                              Form of Certificate

                                                       [Date]

Allegiance Telecom, Inc.
1950 Stemmons Frwy., Suite 3026
Dallas, Texas 75207
Attention:  Chief Financial Officer

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Administration

Re:    Warrants (the "Warrants") to Purchase
       Common Shares of Allegiance Telecom, Inc. (the "Company")

Dear Sirs:

       This letter relates to _______________ Warrants (the "Legended Warrants") represented by a Warrant Certificate which bears a legend outlining restrictions upon transfer of such Legended Warrants. Pursuant to Section 2.1 of the Warrant Agreement dated as of February 3, 1998 (the "Warrant Agreement") relating to the Warrants, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Warrants could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical number of Warrants, all in the manner provided for in the Warrant Agreement.

       You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                      Very truly yours,

                                      [Name of Holder]

                                      By:
                                         ----------------------------------
                                         Authorized Signature

                                   APPENDIX A

LIST OF FINANCIAL EXPERTS

Alex. Brown & Sons
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz, LLP
Goldman, Sachs & Co.
Lazard Freres & Co.
Lehman Brothers
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Inc.
Salomon Brothers Inc